Five Star Premier Residences of Reno Reno, NV SECOND QUARTER 2021 Supplemental Operating and Financial Data ALL AMOUNTS IN THIS REPORT ARE UNAUDITED. Exhibit 99.2

Supplemental Q2 2021 2 CORPORATE INFORMATION Company Profile... 3 Investor Information... 4 Research Coverage... 5 FINANCIALS Key Financial Data... 6 Condensed Consolidated Balance Sheets... 7 Condensed Consolidated Statements of Income (Loss)................................................................................................................................................................................... 8 Condensed Consolidated Statements of Income (Loss) (Additional Data)................................................................................................................................................... 9 Debt Summary... 10 Debt Maturity Schedule... 11 Leverage Ratios, Coverage Ratios and Public Debt Covenants..................................................................................................................................................................... 12 Summary of Capital Expenditures... 13 Office Portfolio Redevelopment Information as of June 30, 2021................................................................................................................................................................. 14 Property Acquisitions / Dispositions Information Since January 1, 2021...................................................................................................................................................... 15 Calculation and Reconciliation of NOI and Cash Basis NOI............................................................................................................................................................................ 16 NOI and Cash Basis NOI... 17 Same Property NOI and Cash Basis NOI... 18 Calculation and Reconciliation of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment...................................................... 19 Calculation and Reconciliation of EBITDA, EBITDAre and Adjusted EBITDAre.......................................................................................................................................... 23 Calculation and Reconciliation of FFO and Normalized FFO Attributable to Common Shareholders................................................................................................... 24 PORTFOLIO INFORMATION Portfolio Summary by Geographic Diversification and Property Type.......................................................................................................................................................... 25 Portfolio Summary... 26 SHOP Unit Count... 27 Rent Coverage and Occupancy... 28 Office Portfolio and Same Property - Results of Operations.......................................................................................................................................................................... 29 SHOP Segment and Same Property - Results of Operations.......................................................................................................................................................................... 32 SHOP Segment and Same Property - Five Star Retained and Operator Transition Communities Results of Operations.................................................................. 33 Office Portfolio Leasing Summary... 35 Tenants Representing 1% or More of Total Annualized Rental Income........................................................................................................................................................ 36 Office Portfolio Lease Expiration Schedule... 37 Non-Segment Lease Expiration Schedule... 38 NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS............................................................................................................................................................................. 39 WARNING CONCERNING FORWARD-LOOKING STATEMENTS.................................................................................................................................................................................. 43 Please refer to Non-GAAP Financial Measures and Certain Definitions beginning on page 39 for terms used throughout this document. Table of Contents

Supplemental Q2 2021 3 The Company: Diversified Healthcare Trust, or DHC, we, our or us, is a real estate investment trust, or REIT, which owns healthcare related properties including medical office and life science buildings, senior living communities and wellness centers located throughout the U.S. DHC is included in 141 market indices and comprises more than 1% of the following indices as of June 30, 2021: BI North America Healthcare REIT Valuation Peers (BIHLCRNP), BI NA Healthcare REIT — Competitive (BIHLCRNC), Invesco S&P SmallCap Financials ETF INAV Index (PSCFIV) and the Invesco S&P SmallCap 600 Pure Value ETF INAV Index (RZVIV). Management: DHC is managed by The RMR Group LLC, or RMR LLC, the majority owned operating subsidiary of The RMR Group Inc. (Nasdaq: RMR). RMR is an alternative asset management company that is focused on commercial real estate and related businesses. RMR primarily provides management services to publicly traded real estate companies, privately held real estate funds and real estate related operating businesses. As of June 30, 2021, RMR had $32.4 billion of real estate assets under management and the combined RMR managed companies had approximately $10 billion of annual revenues, nearly 2,100 properties and approximately 42,000 employees. We believe that being managed by RMR is a competitive advantage for DHC because of RMR’s depth of management and experience in the real estate industry. We also believe RMR provides management services to us at costs that are lower than we would have to pay for similar quality services if we were self managed. Corporate Headquarters: Two Newton Place 255 Washington Street, Suite 300 Newton, MA 02458-1634 (t) (617) 796-8350 Stock Exchange Listing: Nasdaq Trading Symbols: Common Shares: DHC Senior Unsecured Notes due 2042: DHCNI Senior Unsecured Notes due 2046: DHCNL Company Profile RETURN TO TABLE OF CONTENTS

# Investor Information

DIVERSIFIED HEALTHCARE TRUST

**Board of Trustees:**

Jennifer F. Francis
*Managing Trustee*

John L. Harrington
*Independent Trustee*

Lisa Harris Jones
*Lead Independent Trustee*

Daniel F. LePage
*Independent Trustee*

Adam D. Portnoy
*Chair of the Board & Managing Trustee*

Jeffrey P. Somers
*Independent Trustee*

**Executive Officers:**

Jennifer F. Francis
*President and Chief Executive Officer*

Richard W. Siedel, Jr.
*Chief Financial Officer and Treasurer*

**Contact Information:**

**Investor Relations**
Diversified Healthcare Trust
Two Newton Place
255 Washington Street, Suite 300
Newton, MA 02458-1634
(t) (617) 796-8350
(email) info@dhcreit.com
(website) www.dhcreit.com

**Inquiries**
Financial, investor and media inquiries should be directed to Michael Kodesch, Director, Investor Relations, at (617) 796-8234, or mkodesch@dhcreit.com



7909 Parklane Road
Columbia, SC

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Supplemental Q2 2021 4

# Research Coverage

## Equity Research Coverage:

***B. Riley Securities, Inc.***
Bryan Maher
(646) 885-5423
bmaher@brileyfin.com

***BofA Securities***
Joshua Dennerlein
(646) 855-1681
joshua.dennerlein@bofa.com

***Colliers Securities LLC***
David Toti
(401) 488-4797
david.toti@colliers.com

***JMP Securities***
Aaron Hecht
(415) 835-3963
ahecht@jmpsecurities.com

***Morgan Stanley***
Vikram Malhotra
(212) 761-7064
vikram.malhotra@morganstanley.com

***RBC Capital Markets***
Michael Carroll
(440) 715-2649
michael.carroll@rbccm.com

***Wells Fargo Securities***
Todd Stender
(562) 637-1371
todd.stender@wellsfargo.com

## Rating Agencies:

***Moody's Investors Service***
Lori Marks
(212) 553-1098
lori.marks@moodys.com

***S & P Global***
Michael Souers
(212) 438-2508
michael.souers@spglobal.com

*DHC is followed by the equity research analysts and its publicly held debt is rated by the rating agencies listed on this page. Please note that any opinions, estimates or forecasts regarding DHC's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of DHC or its management. DHC does not by its reference on this page imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.*

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Supplemental Q2 2021
5

# Key Financial Data

*(dollars in thousands, except per share data)*

| | As of and For the Three Months Ended | | | | |
|---|---|---|---|---|---|
| | 6/30/2021 | 3/31/2021 | 12/31/2020 | 9/30/2020 | 6/30/2020 |
| **Selected Balance Sheet Data:** | | | | | |
| Total gross assets | $ 8,972,324 | $ 9,285,312 | $ 8,171,325 | $ 8,186,982 | $ 8,266,767 |
| Total assets | $ 7,179,852 | $ 7,542,706 | $ 6,476,424 | $ 6,535,118 | $ 6,600,523 |
| Total liabilities | $ 4,674,703 | $ 4,997,516 | $ 3,857,202 | $ 3,893,412 | $ 3,845,683 |
| Total equity | $ 2,505,149 | $ 2,545,190 | $ 2,619,222 | $ 2,641,706 | $ 2,754,840 |
| **Selected Income Statement Data:** | | | | | |
| Total revenues | $ 346,341 | $ 362,724 | $ 384,909 | $ 394,339 | $ 410,311 |
| Net loss | $ (32,645) | $ (66,183) | $ (14,920) | $ (105,788) | $ (24,742) |
| Net loss attributable to common shareholders | $ (34,222) | $ (67,505) | $ (16,228) | $ (106,888) | $ (26,072) |
| NOI | $ 81,709 | $ 75,333 | $ 82,702 | $ 78,689 | $ 108,396 |
| Adjusted EBITDAre | $ 87,789 | $ 73,203 | $ 87,218 | $ 80,828 | $ 111,640 |
| FFO attributable to common shareholders | $ (1,525) | $ 3,698 | $ 22,633 | $ 8,861 | $ 58,448 |
| Normalized FFO attributable to common shareholders | $ 12,215 | $ 5,823 | $ 22,254 | $ 15,134 | $ 59,709 |
| **Per Common Share Data (basic and diluted):** | | | | | |
| Net loss attributable to common shareholders | $ (0.14) | $ (0.28) | $ (0.07) | $ (0.45) | $ (0.11) |
| FFO attributable to common shareholders | $ (0.01) | $ 0.02 | $ 0.10 | $ 0.04 | $ 0.25 |
| Normalized FFO attributable to common shareholders | $ 0.05 | $ 0.02 | $ 0.09 | $ 0.06 | $ 0.25 |
| **Dividends:** | | | | | |
| Annualized dividend declared per common share | $ 0.04 | $ 0.04 | $ 0.04 | $ 0.04 | $ 0.04 |
| Annualized dividend yield (at end of period) | 1.0 % | 0.8 % | 1.0 % | 1.1 % | 0.9 % |
| Normalized FFO attributable to common shareholders payout ratio | 20.0 % | 50.0 % | 11.1 % | 16.7 % | 4.0 % |



The Forum at Pueblo Norte
7090 East Mescal Street
Scottsdale, AZ



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Supplemental Q2 2021

6

Supplemental Q2 2021 7 8301, 8401 & 8501 Golden Valley Road Golden Valley, MN As of As of June 30, 2021 December 31, 2020 Assets Real estate properties: Land $ 793,261 $ 789,125 Buildings and improvements 6,731,677 6,621,605 Total real estate properties, gross 7,524,938 7,410,730 Accumulated depreciation (1,792,472) (1,694,901) Total real estate properties, net 5,732,466 5,715,829 Assets of properties held for sale — 112,437 Cash and cash equivalents 849,079 74,417 Restricted cash 59,010 16,432 Acquired real estate leases and other intangible assets, net 263,657 286,513 Other assets, net 275,640 270,796 Total assets $ 7,179,852 $ 6,476,424 Liabilities and Equity Revolving credit facility $ 800,000 $ — Term loan, net — 199,049 Senior unsecured notes, net 2,803,497 2,608,189 Secured debt and finance leases, net 689,895 691,573 Liabilities of properties held for sale — 3,525 Accrued interest 32,690 23,772 Assumed real estate lease obligations, net 63,487 67,830 Other liabilities 285,134 263,264 Total liabilities 4,674,703 3,857,202 Commitments and contingencies Equity: Equity attributable to common shareholders: Common shares of beneficial interest, $.01 par value: 300,000,000 shares authorized, 238,374,572 and 238,268,478 shares issued and outstanding, respectively 2,384 2,383 Additional paid in capital 4,614,748 4,613,904 Cumulative net income 1,811,382 1,913,109 Cumulative distributions (4,038,325) (4,033,559) Total equity attributable to common shareholders 2,390,189 2,495,837 Noncontrolling interest: Total equity attributable to noncontrolling interest 114,960 123,385 Total equity 2,505,149 2,619,222 Total liabilities and equity $ 7,179,852 $ 6,476,424 Condensed Consolidated Balance Sheets (dollars in thousands, except share data) RETURN TO TABLE OF CONTENTS

# Condensed Consolidated Statements of Income (Loss)

DIVERSIFIED HEALTHCARE TRUST

*(amounts in thousands, except per share data)*

| | For the Three Months Ended June 30, 2021 | For the Three Months Ended June 30, 2020 | For the Six Months Ended June 30, 2021 | For the Six Months Ended June 30, 2020 |
|---|---|---|---|---|
| Revenues: | | | | |
| Rental income | $ 102,394 | $ 106,207 | $ 205,152 | $ 216,705 |
| Residents fees and services | 243,947 | 304,104 | 503,913 | 636,073 |
| Total revenues | 346,341 | 410,311 | 709,065 | 852,778 |
| Expenses: | | | | |
| Property operating expenses | 264,632 | 301,915 | 552,023 | 618,500 |
| Depreciation and amortization | 67,888 | 68,825 | 134,041 | 137,255 |
| General and administrative | 9,126 | 7,312 | 16,668 | 16,144 |
| Acquisition and certain other transaction related costs | 12,071 | 87 | 12,071 | 750 |
| Impairment of assets | — | 31,175 | (174) | 42,409 |
| Total expenses | 353,717 | 409,314 | 714,629 | 815,058 |
| Gain (loss) on sale of properties | 30,760 | (168) | 30,638 | 2,614 |
| Gains and losses on equity securities, net | (3,849) | 11,974 | (12,188) | 2,031 |
| Interest and other income [(1)] | 16,038 | 7,736 | 18,873 | 7,874 |
| Interest expense (including net amortization of debt premiums, discounts and issuance costs of $3,017, $1,617, $5,829 and $3,126, respectively) | (67,657) | (43,974) | (127,748) | (85,624) |
| Gain on lease termination | — | — | — | 22,896 |
| Loss on early extinguishment of debt | (370) | (181) | (2,410) | (427) |
| Loss from continuing operations before income tax expense | (32,454) | (23,616) | (98,399) | (12,916) |
| Income tax expense | (191) | (1,126) | (429) | (683) |
| Net loss | (32,645) | (24,742) | (98,828) | (13,599) |
| Net income attributable to noncontrolling interest | (1,577) | (1,330) | (2,899) | (2,738) |
| Net loss attributable to common shareholders | $ (34,222) | $ (26,072) | $ (101,727) | $ (16,337) |
| Weighted average common shares outstanding (basic) | 237,871 | 237,700 | 237,853 | 237,684 |
| Weighted average common shares outstanding (diluted) | 237,871 | 237,700 | 237,853 | 237,684 |
| **Per common share data (basic and diluted):** | | | | |
| Net loss attributable to common shareholders | $ (0.14) | $ (0.11) | $ (0.43) | $ (0.07) |

(1) See footnote on the following page.

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Supplemental Q2 2021 8

Supplemental Q2 2021 9 For the Three Months Ended June 30, For the Six Months Ended June 30, 2021 2020 2021 2020 Additional Data: General and administrative expenses / total assets (at end of period) 0.1% 0.1% 0.2% 0.2 % Non-cash straight line rent adjustments included in rental income $ 1,321 $ 1,385 $ 2,125 $ 2,538 Lease value amortization included in rental income $ 1,849 $ 1,830 $ 3,715 $ 3,703 Non-cash share based compensation $ 675 $ 415 $ 903 $ 664 Non-cash amortization included in property operating expenses $ 199 $ 199 $ 398 $ 398 Non-cash amortization included in general and administrative expenses $ 743 $ 743 $ 1,487 $ 1,487 CARES Act (1) $ 15,748 $ 7,346 $ 18,181 $ 7,346 Condensed Consolidated Statements of Income (Loss) (Additional Data) (dollars in thousands) RETURN TO TABLE OF CONTENTS (1) We recognized as other income funds received under the Coronavirus Aid, Relief, and Economic Security Act, or the CARES Act, in our SHOP segment of $15,748 and $7,346 during the three months ended June 30, 2021 and 2020, respectively, and $18,181 and $7,346 during the six months ended June 30, 2021 and 2020, respectively.

# Debt Summary

DIVERSIFIED HEALTHCARE TRUST

## As of June 30, 2021

*(dollars in thousands)*

| | Coupon Rate | Interest Rate | Principal Balance | Maturity Date | Due at Maturity | Years to Maturity |
|---|---|---|---|---|---|---|
| **Floating Rate Debt:** | | | | | | |
| Revolving credit facility (1) (2) | 2.850 % | 2.850 % | $ 800,000 | 1/15/2022 | $ 800,000 | 0.5 |
| **Weighted average rate / total floating rate debt** | **2.850 %** | **2.850 %** | **$ 800,000** | | **$ 800,000** | **0.5** |
| **Unsecured Fixed Rate Debt:** | | | | | | |
| Senior unsecured notes due 2024 | 4.750 % | 4.790 % | $ 250,000 | 5/1/2024 | $ 250,000 | 2.8 |
| Senior unsecured notes due 2025 (3) | 9.750 % | 9.750 % | 1,000,000 | 6/15/2025 | 1,000,000 | 4.0 |
| Senior unsecured notes due 2028 | 4.750 % | 4.966 % | 500,000 | 2/15/2028 | 500,000 | 6.6 |
| Senior unsecured notes due 2031 | 4.375 % | 4.375 % | 500,000 | 3/1/2031 | 500,000 | 9.7 |
| Senior unsecured notes due 2042 | 5.625 % | 5.625 % | 350,000 | 8/1/2042 | 350,000 | 21.1 |
| Senior unsecured notes due 2046 | 6.250 % | 6.250 % | 250,000 | 2/1/2046 | 250,000 | 24.6 |
| **Weighted average rate / total unsecured fixed rate debt** | **6.678 %** | **6.719 %** | **$ 2,850,000** | | **$ 2,850,000** | **9.2** |
| **Weighted average rate / total floating and unsecured fixed rate debt** | **5.839 %** | **5.871 %** | **$ 3,650,000** | | **$ 3,650,000** | **7.3** |
| **Secured Fixed Rate Debt:** | | | | | | |
| Mortgage - secured by 1 property | 6.280 % | 5.170 % | $ 11,485 | 7/1/2022 | $ 10,744 | 1.0 |
| Mortgage - secured by 1 property | 4.850 % | 3.790 % | 10,603 | 10/1/2022 | 10,287 | 1.3 |
| Mortgage - secured by 2 properties | 5.750 % | 5.110 % | 15,632 | 10/6/2022 | 15,182 | 1.3 |
| Mortgage - secured by 1 property | 6.640 % | 4.920 % | 15,427 | 6/1/2023 | 14,522 | 1.9 |
| Finance leases - 2 properties | 7.700 % | 7.700 % | 7,234 | 4/30/2026 | 155 | 4.8 |
| Mortgages - secured by 1 property (4) | 3.530 % | 3.530 % | 620,000 | 8/6/2026 | 620,000 | 5.1 |
| Mortgage - secured by 1 property | 4.444 % | 4.444 % | 10,355 | 7/1/2043 | 1,698 | 22.0 |
| **Weighted average rate / total secured fixed rate debt** | **3.773 %** | **3.685 %** | **$ 690,736** | | **$ 672,588** | **5.1** |
| **Weighted average rate / total debt** | **5.510 %** | **5.523 %** | **$ 4,340,736** | | **$ 4,322,588** | **7.0** |

(1) Upon payment of an extension fee and our meeting certain conditions, we have two, one-year options which, if both are executed, would extend the maturity date of our revolving credit facility to January 2024.

(2) We pledged certain equity interests of subsidiaries owning properties to secure our obligations under the agreement governing our revolving credit facility and agreed to provide first mortgage liens on 62 of our medical office and life science properties.

(3) We have the option to redeem all or a portion of our senior unsecured notes due 2025 at any time on or after June 15, 2022 at set redemption prices.

(4) The life science property encumbered by these mortgages is owned in a joint venture arrangement in which we own a 55% equity interest. The principal amounts listed in the table for these debts have not been adjusted to reflect the equity interests in the joint venture that we do not own.

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Supplemental Q2 2021

10

Supplemental Q2 2021 11 $800,000 $0 $250,000 $1,000,000 $500,000 $1,100,000 $1,601 $39,067 $16,413 $1,834 $2,001 $620,904 $302 $315 $330 $7,969 Floating Rate Debt Unsecured Fixed Rate Debt Secured Fixed Rate Debt 2021 2022 2023 2024 2025 2026 2027 2028 2029 Thereafter $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 Debt Maturity Schedule (1) (1) (1) (3) (2) RETURN TO TABLE OF CONTENTS (dollars in thousands) As of June 30, 2021 (1) (1) Represents Secured Fixed Rate Debt payments. (2) Represents outstanding borrowings under our revolving credit facility as of June 30, 2021. Upon payment of an extension fee and our meeting certain conditions, we have two, one-year options which, if both are executed, would extend the maturity date of our revolving credit facility to January 2024. (3) Includes $7,234 of finance lease obligations due through April 2026. (1) (1)

# Leverage Ratios, Coverage Ratios and Public Debt Covenants

DIVERSIFIED HEALTHCARE TRUST

| | As of and For the Three Months Ended | | | | |
|---|---|---|---|---|---|
| | 6/30/2021 | 3/31/2021 | 12/31/2020 | 9/30/2020 | 6/30/2020 |
| **Leverage Ratios:** | | | | | |
| Net debt / total gross assets | 38.9 % | 40.9 % | 42.4 % | 42.3 % | 41.9 % |
| Net debt / gross book value of real estate assets | 42.5 % | 46.0 % | 42.2 % | 42.0 % | 41.6 % |
| Secured debt / total assets | 9.6 % | 9.2 % | 10.7 % | 10.6 % | 10.5 % |
| Variable rate debt / net debt | 22.9 % | 21.1 % | 5.8 % | 5.8 % | 5.8 % |
| **Coverage Ratios:** | | | | | |
| Net debt / annualized Adjusted EBITDAre | 9.9 x | 12.9 x | 10.1 x | 10.6 x | 7.7 x |
| Adjusted EBITDAre / interest expense | 1.3 x | 1.2 x | 1.5 x | 1.4 x | 2.5 x |
| | As of and For the Trailing Twelve Months Ended | | | | |
| | 6/30/2021 | 3/31/2021 | 12/31/2020 | 9/30/2020 | 6/30/2020 |
| **Public Debt Covenants:** | | | | | |
| *Maintenance Covenant* | | | | | |
| Total unencumbered assets / unsecured debt - required minimum 150.0% | 231.8 % | 210.8 % | 246.6 % | 247.0 % | 249.3 % |
| *Incurrence Covenants* | | | | | |
| Total debt / adjusted total assets - allowable maximum 60.0% | 47.5 % | 49.2 % | 42.5 % | 42.4 % | 42.1 % |
| Secured debt / adjusted total assets - allowable maximum 40.0% | 16.3 % | 15.8 % | 8.3 % | 8.3 % | 8.2 % |
| Consolidated income available for debt service / debt service - required minimum 1.50x [1] | 1.31 x | 1.60 x | 1.98 x | 2.31 x | 2.76 x |

(1) As of June 30, 2021, our ratio of consolidated income available for debt service to debt service was below the requirement under our revolving credit facility and our public debt covenants, and as a result, we are not allowed to incur additional debt while this ratio is below the required level.


EMERGENCY
Rockwall Regional Hospital, LLC
2265 N. Lakeshore Drive
Rockwall, TX



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Supplemental Q2 2021
12

Supplemental Q2 2021 13 (dollars and sq. ft. in thousands, except per sq. ft. and unit data) Summary of Capital Expenditures RETURN TO TABLE OF CONTENTS For the Three Months Ended 6/30/2021 3/31/2021 12/31/2020 9/30/2020 6/30/2020 Office Portfolio lease related costs $ 10,044 $ 8,358 $ 6,071 $ 4,411 $ 3,918 Office Portfolio building improvements 4,437 2,176 6,756 4,990 3,708 SHOP fixed assets and capital improvements 19,283 22,530 27,035 15,988 8,505 Recurring capital expenditures $ 33,764 $ 33,064 $ 39,862 $ 25,389 $ 16,131 Office Portfolio avg. sq. ft. during period 11,059 11,236 11,428 11,621 11,693 SHOP avg. units managed during period 26,193 26,966 27,601 28,290 28,654 Office Portfolio building improvements per avg. sq. ft. during period $ 0.40 $ 0.19 $ 0.59 $ 0.43 $ 0.32 SHOP fixed assets and capital improvements per avg. unit during period $ 736 $ 835 $ 979 $ 565 $ 297 Development, redevelopment and other activities - Office Portfolio $ 9,689 $ 12,718 $ 17,655 $ 14,832 $ 14,941 Development, redevelopment and other activities - SHOP 5,345 6,092 7,172 4,927 6,570 Total development, redevelopment and other activities $ 15,034 $ 18,810 $ 24,827 $ 19,759 $ 21,511

Supplemental Q2 2021 14 Project Location Type of Property Square Feet (1) Estimated Project Costs Total Costs Incurred as of June 30, 2021 Estimated Completion Date 4 Maguire Road Lexington, MA Life Science 53,905 $ 28.7 $ 9.4 Q4 2021 1415 West 3rd Street Tempe, AZ Life Science 82,257 $ 11.4 $ 0.7 Q2 2022 (1) Represents estimated square footage upon project completion. Office Portfolio Redevelopment Information as of June 30, 2021 (dollars in millions) RETURN TO TABLE OF CONTENTS Rendering of 4 Maguire Road Lexington, MA

Supplemental Q2 2021 15 Property Acquisitions / Dispositions Information Since January 1, 2021 Acquisitions: We have not acquired any properties since January 1, 2021. Dispositions: Date Sold Location Type of Property Number of Buildings Gross Sales Price 2/23/2021 Plymouth Meeting, PA Medical Office 1 $ 9,000 4/28/2021 Alachua, FL Life Science / Medical Office 4 95,500 Total Dispositions 5 $ 104,500 (dollars in thousands) RETURN TO TABLE OF CONTENTS

# Calculation and Reconciliation of NOI and Cash Basis NOI

DIVERSIFIED HEALTHCARE TRUST

*(dollars in thousands)*

| | For the Three Months Ended | | | | | For the Six Months Ended | |
|---|---|---|---|---|---|---|---|
| | 6/30/2021 | 3/31/2021 | 12/31/2020 | 9/30/2020 | 6/30/2020 | 6/30/2021 | 6/30/2020 |
| **Calculation of NOI and Cash Basis NOI:** | | | | | | | |
| Revenues: | | | | | | | |
| Rental income | $ 102,394 | $ 102,758 | $ 106,272 | $ 104,238 | $ 106,207 | $ 205,152 | $ 216,705 |
| Residents fees and services | 243,947 | 259,966 | 278,637 | 290,101 | 304,104 | 503,913 | 636,073 |
| Total revenues | 346,341 | 362,724 | 384,909 | 394,339 | 410,311 | 709,065 | 852,778 |
| Property operating expenses | (264,632) | (287,391) | (302,207) | (315,650) | (301,915) | (552,023) | (618,500) |
| NOI | 81,709 | 75,333 | 82,702 | 78,689 | 108,396 | 157,042 | 234,278 |
| Non-cash straight line rent adjustments included in rental income | (1,321) | (804) | (3,040) | (491) | (1,385) | (2,125) | (2,538) |
| Lease value amortization included in rental income | (1,849) | (1,866) | (1,846) | (1,856) | (1,830) | (3,715) | (3,703) |
| Non-cash amortization included in property operating expenses | (199) | (199) | (200) | (199) | (199) | (398) | (398) |
| Cash Basis NOI | $ 78,340 | $ 72,464 | $ 77,616 | $ 76,143 | $ 104,982 | $ 150,804 | $ 227,639 |
| **Reconciliation of Net Income (Loss) to NOI and Cash Basis NOI:** | | | | | | | |
| Net loss | $ (32,645) | $ (66,183) | $ (14,920) | $ (105,788) | $ (24,742) | $ (98,828) | $ (13,599) |
| Income tax expense | 191 | 238 | 202 | 365 | 1,126 | 429 | 683 |
| Loss on early extinguishment of debt | 370 | 2,040 | — | — | 181 | 2,410 | 427 |
| Gain on lease termination | — | — | — | — | — | — | (22,896) |
| Interest expense | 67,657 | 60,091 | 57,768 | 58,091 | 43,974 | 127,748 | 85,624 |
| Interest and other income | (16,038) | (2,835) | (10,213) | (134) | (7,736) | (18,873) | (7,874) |
| Losses (gains) on equity investments, net | 3,849 | 8,339 | (19,565) | (12,510) | (11,974) | 12,188 | (2,031) |
| (Gain) loss on sale of properties | (30,760) | 122 | (4,084) | 211 | 168 | (30,638) | (2,614) |
| Impairment of assets | — | (174) | 361 | 64,202 | 31,175 | (174) | 42,409 |
| Acquisition and certain other transaction related costs | 12,071 | — | 11 | 53 | 87 | 12,071 | 750 |
| General and administrative | 9,126 | 7,542 | 7,461 | 6,988 | 7,312 | 16,668 | 16,144 |
| Depreciation and amortization | 67,888 | 66,153 | 65,681 | 67,211 | 68,825 | 134,041 | 137,255 |
| NOI | 81,709 | 75,333 | 82,702 | 78,689 | 108,396 | 157,042 | 234,278 |
| Non-cash straight line rent adjustments included in rental income | (1,321) | (804) | (3,040) | (491) | (1,385) | (2,125) | (2,538) |
| Lease value amortization included in rental income | (1,849) | (1,866) | (1,846) | (1,856) | (1,830) | (3,715) | (3,703) |
| Non-cash amortization included in property operating expenses | (199) | (199) | (200) | (199) | (199) | (398) | (398) |
| Cash Basis NOI | $ 78,340 | $ 72,464 | $ 77,616 | $ 76,143 | $ 104,982 | $ 150,804 | $ 227,639 |

RETURN TO TABLE OF CONTENTS

Supplemental Q2 2021

16

Supplemental Q2 2021 17 For the Three Months Ended For the Six Months Ended 6/30/2021 6/30/2020 % Change 6/30/2021 6/30/2020 % Change NOI: Life Science $ 31,968 $ 33,873 (5.6) % $ 64,056 $ 68,285 (6.2) % Medical Office 29,515 30,744 (4.0) % 59,457 62,396 (4.7) % Total Office Portfolio 61,483 64,617 (4.9) % 123,513 130,681 (5.5) % SHOP 10,636 33,082 (67.8) % 14,504 81,172 (82.1) % Non-Segment 9,590 10,697 (10.3) % 19,025 22,425 (15.2) % Total $ 81,709 $ 108,396 (24.6) % $ 157,042 $ 234,278 (33.0) % Cash Basis NOI: Life Science $ 28,847 $ 31,198 (7.5) % $ 57,888 $ 62,879 (7.9) % Medical Office 29,007 30,139 (3.8) % 58,892 61,431 (4.1) % Total Office Portfolio 57,854 61,337 (5.7) % 116,780 124,310 (6.1) % SHOP 10,636 33,082 (67.8) % 14,504 81,172 (82.1) % Non-Segment 9,850 10,563 (6.7) % 19,520 22,157 (11.9) % Total $ 78,340 $ 104,982 (25.4) % $ 150,804 $ 227,639 (33.8) % NOI and Cash Basis NOI (dollars in thousands) RETURN TO TABLE OF CONTENTS

Supplemental Q2 2021 18 Same Property NOI and Cash Basis NOI (dollars in thousands) RETURN TO TABLE OF CONTENTS For the Three Months Ended For the Six Months Ended 6/30/2021 6/30/2020 % Change 6/30/2021 6/30/2020 % Change NOI: Life Science $ 31,286 $ 31,010 0.9% $ 61,767 $ 62,308 (0.9) % Medical Office 29,500 29,871 (1.2) % 59,140 60,431 (2.1) % Total Office Portfolio 60,786 60,881 (0.2) % 120,907 122,739 (1.5) % SHOP 11,252 35,229 (68.1) % 15,624 85,569 (81.7) % Non-Segment 9,590 9,737 (1.5) % 19,025 20,505 (7.2) % Total $ 81,628 $ 105,847 (22.9) % $ 155,556 $ 228,813 (32.0) % Cash Basis NOI: Life Science $ 28,438 $ 28,640 (0.7) % $ 56,219 $ 57,520 (2.3) % Medical Office 28,990 29,531 (1.8) % 58,563 59,857 (2.2) % Total Office Portfolio 57,428 58,171 (1.3) % 114,782 117,377 (2.2) % SHOP 11,252 35,229 (68.1) % 15,624 85,569 (81.7) % Non-Segment 9,850 9,586 2.8% 19,519 20,203 (3.4) % Total $ 78,530 $ 102,986 (23.7) % $ 149,925 $ 223,149 (32.8) %

# Calculation and Reconciliation of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment

DIVERSIFIED HEALTHCARE TRUST

*(dollars in thousands)*

## Office Portfolio

| | For the Three Months Ended | | | | |
|---|---|---|---|---|---|
| **Calculation of NOI and Cash Basis NOI:** | **6/30/2021** | **3/31/2021** | **12/31/2020** | **9/30/2020** | **6/30/2020** |
| Rental income | $ 92,804 | $ 93,323 | $ 94,850 | $ 94,235 | $ 95,510 |
| Property operating expenses | (31,321) | (31,293) | (32,709) | (33,448) | (30,893) |
| NOI | $ 61,483 | $ 62,030 | $ 62,141 | $ 60,787 | $ 64,617 |
| | | | | | |
| NOI | $ 61,483 | $ 62,030 | $ 62,141 | $ 60,787 | $ 64,617 |
| Less: | | | | | |
| Non-cash straight line rent adjustments included in rental income | 1,597 | 1,083 | 1,114 | 438 | 1,306 |
| Lease value amortization included in rental income | 1,833 | 1,822 | 1,790 | 1,800 | 1,775 |
| Non-cash amortization included in property operating expenses | 199 | 199 | 200 | 199 | 199 |
| Cash Basis NOI | $ 57,854 | $ 58,926 | $ 59,037 | $ 58,350 | $ 61,337 |
| | | | | | |
| **Reconciliation of NOI to Same Property NOI:** | | | | | |
| NOI | $ 61,483 | $ 62,030 | $ 62,141 | $ 60,787 | $ 64,617 |
| Less: | | | | | |
| NOI of properties not included in same property results | 697 | 1,909 | 2,534 | 2,881 | 3,736 |
| Same Property NOI | $ 60,786 | $ 60,121 | $ 59,607 | $ 57,906 | $ 60,881 |
| | | | | | |
| **Reconciliation of Same Property NOI to Same Property Cash Basis NOI:** | | | | | |
| Same Property NOI | $ 60,786 | $ 60,121 | $ 59,607 | $ 57,906 | $ 60,881 |
| Less: | | | | | |
| Non-cash straight line rent adjustments included in rental income | 1,335 | 755 | 761 | 115 | 750 |
| Lease value amortization included in rental income | 1,833 | 1,822 | 1,791 | 1,801 | 1,774 |
| Non-cash amortization included in property operating expenses | 190 | 190 | 186 | 186 | 186 |
| Same Property Cash Basis NOI | $ 57,428 | $ 57,354 | $ 56,869 | $ 55,804 | $ 58,171 |

RETURN TO TABLE OF CONTENTS
Supplemental Q2 2021 19

# Calculation and Reconciliation of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment (continued)

*(dollars in thousands)*

## SHOP

| | For the Three Months Ended | | | | |
|---|---|---|---|---|---|
| **Calculation of NOI and Cash Basis NOI:** | **6/30/2021** | **3/31/2021** | **12/31/2020** | **9/30/2020** | **6/30/2020** |
| Residents fees and services | $ 243,947 | $ 259,966 | $ 278,637 | $ 290,101 | $ 304,104 |
| Property operating expenses | (233,311) | (256,098) | (269,498) | (282,202) | (271,022) |
| NOI | $ 10,636 | $ 3,868 | $ 9,139 | $ 7,899 | $ 33,082 |
| | | | | | |
| NOI | $ 10,636 | $ 3,868 | $ 9,139 | $ 7,899 | $ 33,082 |
| Less: | | | | | |
| Non-cash straight line rent adjustments | — | — | — | — | — |
| Lease value amortization | — | — | — | — | — |
| Non-cash amortization included in property operating expenses | — | — | — | — | — |
| Cash Basis NOI | $ 10,636 | $ 3,868 | $ 9,139 | $ 7,899 | $ 33,082 |
| | | | | | |
| **Reconciliation of NOI to Same Property NOI:** | | | | | |
| NOI | $ 10,636 | $ 3,868 | $ 9,139 | $ 7,899 | $ 33,082 |
| Less: | | | | | |
| NOI of properties not included in same property results | (616) | (504) | (3,504) | (5,372) | (2,147) |
| Same Property NOI | $ 11,252 | $ 4,372 | $ 12,643 | $ 13,271 | $ 35,229 |
| | | | | | |
| **Reconciliation of Same Property NOI to Same Property Cash Basis NOI:** | | | | | |
| Same Property NOI | $ 11,252 | $ 4,372 | $ 12,643 | $ 13,271 | $ 35,229 |
| Less: | | | | | |
| Non-cash straight line rent adjustments | — | — | — | — | — |
| Lease value amortization | — | — | — | — | — |
| Non-cash amortization included in property operating expenses | — | — | — | — | — |
| Same Property Cash Basis NOI | $ 11,252 | $ 4,372 | $ 12,643 | $ 13,271 | $ 35,229 |

RETURN TO TABLE OF CONTENTS

Supplemental Q2 2021 20

# Calculation and Reconciliation of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment (continued)

DIVERSIFIED HEALTHCARE TRUST

*(dollars in thousands)*

## Non-Segment

| | For the Three Months Ended | | | | |
|---|---|---|---|---|---|
| **Calculation of NOI and Cash Basis NOI:** | 6/30/2021 | 3/31/2021 | 12/31/2020 | 9/30/2020 | 6/30/2020 |
| Rental income | $ 9,590 | $ 9,435 | $ 11,422 | $ 10,003 | $ 10,697 |
| Property operating expenses | — | — | — | — | — |
| NOI | $ 9,590 | $ 9,435 | $ 11,422 | $ 10,003 | $ 10,697 |
| | | | | | |
| NOI | $ 9,590 | $ 9,435 | $ 11,422 | $ 10,003 | $ 10,697 |
| Less: | | | | | |
| Non-cash straight line rent adjustments included in rental income | (276) | (279) | 1,926 | 53 | 79 |
| Lease value amortization included in rental income | 16 | 44 | 56 | 56 | 55 |
| Non-cash amortization included in property operating expenses | — | — | — | — | — |
| Cash Basis NOI | $ 9,850 | $ 9,670 | $ 9,440 | $ 9,894 | $ 10,563 |
| | | | | | |
| **Reconciliation of NOI to Same Property NOI:** | | | | | |
| NOI | $ 9,590 | $ 9,435 | $ 11,422 | $ 10,003 | $ 10,697 |
| Less: | | | | | |
| NOI of properties not included in same property results | — | — | 218 | 959 | 960 |
| Same Property NOI | $ 9,590 | $ 9,435 | $ 11,204 | $ 9,044 | $ 9,737 |
| | | | | | |
| **Reconciliation of Same Property NOI to Same Property Cash Basis NOI:** | | | | | |
| Same Property NOI | $ 9,590 | $ 9,435 | $ 11,204 | $ 9,044 | $ 9,737 |
| Less: | | | | | |
| Non-cash straight line rent adjustments included in rental income | (276) | (279) | 1,928 | 70 | 96 |
| Lease value amortization included in rental income | 16 | 44 | 55 | 55 | 55 |
| Non-cash amortization included in property operating expenses | — | — | — | — | — |
| Same Property Cash Basis NOI | $ 9,850 | $ 9,670 | $ 9,221 | $ 8,919 | $ 9,586 |

RETURN TO TABLE OF CONTENTS

Supplemental Q2 2021 21

# Calculation and Reconciliation of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment (continued)

DIVERSIFIED HEALTHCARE TRUST

*(dollars in thousands)*

## Consolidated

| | For the Three Months Ended | | | | |
|---|---|---|---|---|---|
| **Calculation of NOI and Cash Basis NOI:** | **6/30/2021** | **3/31/2021** | **12/31/2020** | **9/30/2020** | **6/30/2020** |
| Rental income / residents fees and services | $ 346,341 | $ 362,724 | $ 384,909 | $ 394,339 | $ 410,311 |
| Property operating expenses | (264,632) | (287,391) | (302,207) | (315,650) | (301,915) |
| NOI | $ 81,709 | $ 75,333 | $ 82,702 | $ 78,689 | $ 108,396 |
| | | | | | |
| NOI | $ 81,709 | $ 75,333 | $ 82,702 | $ 78,689 | $ 108,396 |
| Less: | | | | | |
| Non-cash straight line rent adjustments included in rental income | 1,321 | 804 | 3,040 | 491 | 1,385 |
| Lease value amortization included in rental income | 1,849 | 1,866 | 1,846 | 1,856 | 1,830 |
| Non-cash amortization included in property operating expenses | 199 | 199 | 200 | 199 | 199 |
| Cash Basis NOI | $ 78,340 | $ 72,464 | $ 77,616 | $ 76,143 | $ 104,982 |
| | | | | | |
| **Reconciliation of NOI to Same Property NOI:** | | | | | |
| NOI | $ 81,709 | $ 75,333 | $ 82,702 | $ 78,689 | $ 108,396 |
| Less: | | | | | |
| NOI of properties not included in same property results | 81 | 1,405 | (752) | (1,532) | 2,549 |
| Same Property NOI | $ 81,628 | $ 73,928 | $ 83,454 | $ 80,221 | $ 105,847 |
| | | | | | |
| **Reconciliation of Same Property NOI to Same Property Cash Basis NOI:** | | | | | |
| Same Property NOI | $ 81,628 | $ 73,928 | $ 83,454 | $ 80,221 | $ 105,847 |
| Less: | | | | | |
| Non-cash straight line rent adjustments included in rental income | 1,059 | 476 | 2,689 | 185 | 846 |
| Lease value amortization included in rental income | 1,849 | 1,866 | 1,846 | 1,856 | 1,829 |
| Non-cash amortization included in property operating expenses | 190 | 190 | 186 | 186 | 186 |
| Same Property Cash Basis NOI | $ 78,530 | $ 71,396 | $ 78,733 | $ 77,994 | $ 102,986 |

RETURN TO TABLE OF CONTENTS

Supplemental Q2 2021 22

# Calculation and Reconciliation of EBITDA, EBITDAre and Adjusted EBITDAre

DIVERSIFIED HEALTHCARE TRUST

*(dollars in thousands)*

| | For the Three Months Ended | | | | | For the Six Months Ended | |
|---|---|---|---|---|---|---|---|
| | 6/30/2021 | 3/31/2021 | 12/31/2020 | 9/30/2020 | 6/30/2020 | 6/30/2021 | 6/30/2020 |
| Net loss | $ (32,645) | $ (66,183) | $ (14,920) | $ (105,788) | $ (24,742) | $ (98,828) | $ (13,599) |
| Interest expense | 67,657 | 60,091 | 57,768 | 58,091 | 43,974 | 127,748 | 85,624 |
| Income tax expense | 191 | 238 | 202 | 365 | 1,126 | 429 | 683 |
| Depreciation and amortization | 67,888 | 66,153 | 65,681 | 67,211 | 68,825 | 134,041 | 137,255 |
| EBITDA | 103,091 | 60,299 | 108,731 | 19,879 | 89,183 | 163,390 | 209,963 |
| (Gain) loss on sale of properties | (30,760) | 122 | (4,084) | 211 | 168 | (30,638) | (2,614) |
| Impairment of assets | — | (174) | 361 | 64,202 | 31,175 | (174) | 42,409 |
| Adjustments to reflect our share of EBITDA*re* attributable to an equity method investment | (2,673) | 2,310 | 1,967 | 2,419 | 1,705 | (363) | (2,721) |
| EBITDA*re* | 69,658 | 62,557 | 106,975 | 86,711 | 122,231 | 132,215 | 247,037 |
| General and administrative expense paid in common shares | 675 | 228 | 402 | 502 | 415 | 903 | 664 |
| Acquisition and certain other transaction related costs | 12,071 | — | 11 | 53 | 87 | 12,071 | 750 |
| Gain on lease termination | — | — | — | — | — | — | (22,896) |
| Loss on early extinguishment of debt | 370 | 2,040 | — | — | 181 | 2,410 | 427 |
| Costs and payment obligations related to compliance assessment at one of our senior living communities | — | — | (402) | 6,172 | — | — | — |
| Losses (gains) on equity securities, net | 3,849 | 8,339 | (19,565) | (12,510) | (11,974) | 12,188 | (2,031) |
| Adjustments to reflect our share of Adjusted EBITDA*re* attributable to an equity method investment | 1,166 | 39 | (203) | (100) | 700 | 1,205 | 9,329 |
| Adjusted EBITDA*re* | $ 87,789 | $ 73,203 | $ 87,218 | $ 80,828 | $ 111,640 | $ 160,992 | $ 233,280 |

RETURN TO TABLE OF CONTENTS

Supplemental Q2 2021

23

DIVERSIFIED HEALTHCARE TRUST

# Calculation and Reconciliation of FFO and Normalized FFO Attributable to Common Shareholders

*(amounts in thousands, except per share data)*

| | For the Three Months Ended | | | | | For the Six Months Ended | |
|---|---|---|---|---|---|---|---|
| | 6/30/2021 | 3/31/2021 | 12/31/2020 | 9/30/2020 | 6/30/2020 | 6/30/2021 | 6/30/2020 |
| Net loss attributable to common shareholders | $ (34,222) | $ (67,505) | $ (16,228) | $ (106,888) | $ (26,072) | $ (101,727) | $ (16,337) |
| Depreciation and amortization | 67,888 | 66,153 | 65,681 | 67,211 | 68,825 | 134,041 | 137,255 |
| (Gain) loss on sale of properties | (30,760) | 122 | (4,084) | 211 | 168 | (30,638) | (2,614) |
| Impairment of assets | — | (174) | 361 | 64,202 | 31,175 | (174) | 42,409 |
| Losses (gains) on equity securities, net | 3,849 | 8,339 | (19,565) | (12,510) | (11,974) | 12,188 | (2,031) |
| FFO adjustments attributable to noncontrolling interest | (5,275) | (5,273) | (5,275) | (5,275) | (5,275) | (10,548) | (10,550) |
| Adjustments to reflect our share of FFO attributable to an equity method investment | (3,005) | 2,036 | 1,743 | 1,910 | 1,601 | (969) | (2,814) |
| FFO attributable to common shareholders | (1,525) | 3,698 | 22,633 | 8,861 | 58,448 | 2,173 | 145,318 |
| | | | | | | | |
| Acquisition and certain other transaction related costs | 12,071 | — | 11 | 53 | 87 | 12,071 | 750 |
| Costs and payment obligations related to compliance assessment at one of our senior living communities | — | — | (402) | 6,172 | — | — | — |
| Gain on lease termination | — | — | — | — | — | — | (22,896) |
| Loss on early extinguishment of debt | 370 | 2,040 | — | — | 181 | 2,410 | 427 |
| Adjustments to reflect our share of Normalized FFO attributable to an equity method investment | 1,299 | 85 | 12 | 48 | 993 | 1,384 | 9,127 |
| Normalized FFO attributable to common shareholders | $ 12,215 | $ 5,823 | $ 22,254 | $ 15,134 | $ 59,709 | $ 18,038 | $ 132,726 |
| | | | | | | | |
| Weighted average common shares outstanding (basic) | 237,871 | 237,834 | 237,834 | 237,752 | 237,700 | 237,853 | 237,684 |
| Weighted average common shares outstanding (diluted) | 237,871 | 237,834 | 237,834 | 237,752 | 237,700 | 237,853 | 237,684 |
| | | | | | | | |
| **Per Common Share Data (basic and diluted):** | | | | | | | |
| Net loss attributable to common shareholders | $ (0.14) | $ (0.28) | $ (0.07) | $ (0.45) | $ (0.11) | $ (0.43) | $ (0.07) |
| FFO attributable to common shareholders | $ (0.01) | $ 0.02 | $ 0.10 | $ 0.04 | $ 0.25 | $ 0.01 | $ 0.61 |
| Normalized FFO attributable to common shareholders | $ 0.05 | $ 0.02 | $ 0.09 | $ 0.06 | $ 0.25 | $ 0.08 | $ 0.56 |

RETURN TO TABLE OF CONTENTS Supplemental Q2 2021 24

Supplemental Q2 2021 25 (based on Gross Book Value of Real Estate Assets as of June 30, 2021) (1) Senior living communities are categorized by the type of living units which constitute a majority of the living units at the community. (2) Memory care communities are classified as assisted living communities. SNFs: <1% Portfolio Summary by Geographic Diversification and Property Type Geographic Diversification RETURN TO TABLE OF CONTENTS Property Type(1) (2) (based on Q2 2021 NOI)

Supplemental Q2 2021 26 Portfolio Summary RETURN TO TABLE OF CONTENTS (dollars in thousands, except investment per square foot or unit) As of June 30, 2021 Number of Properties Square Feet or Number of Units Gross Book Value of Real Estate Assets % of Total Gross Book Value of Real Estate Assets Investment Per Square Foot or Unit % of Q2 2021 Total Revenues % of Q2 2021 Total NOI Q2 2021 Q2 2021 Revenues (1) NOI (1) Life science 30 4,129,500 $ 1,892,923 23.0% $ 458 $ 43,611 12.6% $ 31,968 39.1 % Medical office 88 6,797,178 1,827,794 22.3% $ 269 49,193 14.2% 29,515 36.1 % Subtotal Office Portfolio 118 10,926,678 sq. ft. 3,720,717 45.3% $ 341 92,804 26.8% 61,483 75.2 % SHOP 235 25,423 units 4,069,382 49.5% $ 160,067 243,947 70.4% 10,636 13.0 % Other triple net leased senior living communities 29 2,327 units 250,073 3.0% $ 107,466 6,213 1.8% 6,213 7.6 % Wellness centers 10 812,000 sq. ft. 178,110 2.2% $ 219 3,377 1.0% 3,377 4.2 % Total 392 $ 8,218,282 100.0% $ 346,341 100.0% $ 81,709 100.0% (1) Includes $772 of revenues and $579 of NOI from properties that we sold. Aurora Health Advocate 215 Washington Street Grafton, WI

Supplemental Q2 2021 27 SHOP Unit Count Assisted Living units: 10,620: 42% Independent Living and Active Adult units: 10,414: 41% SNF units: 1,425: 6% Memory Care units: 2,964: 11% RETURN TO TABLE OF CONTENTS SHOP Unit Count as of June 30, 2021 Assisted Living units: 6,451: 36% Independent Living and Active Adult units: 9,856: 55% Memory Care units: 1,591: 9% Assisted Living units: 4,169: 55% Independent Living units: 558: 7% SNF units: 1,425: 19% Memory Care units: 1,373: 19% Pro Forma Five Star Retained Communities Unit Count as of June 30, 2021 Pro Forma Operator Transition Communities Unit Count as of June 30, 2021

Supplemental Q2 2021 28 Rent Coverage and Occupancy Rent Coverage (1): For the Twelve Months Ended 3/31/2021 12/31/2020 9/30/2020 6/30/2020 3/31/2020 Other triple net leased senior living communities 1.38 x 1.48 x 1.61 x 1.63 x 1.66 x Wellness centers 0.94 x 0.91 x 1.05 x 1.30 x 1.73 x Total 1.24 x 1.26 x 1.37 x 1.49 x 1.69 x Occupancy - Other triple net leased senior living communities (1): For the Twelve Months Ended 3/31/2021 12/31/2020 9/30/2020 6/30/2020 3/31/2020 Occupancy 77.7% 80.6% 83.4% 85.4% 86.8 % Same Property Occupancy (2) 77.7% 80.6% 83.4% 85.4% 86.8 % RETURN TO TABLE OF CONTENTS (1) All tenant operating data presented is based upon the operating results provided by our tenants for the indicated periods. We report our operating data one quarter in arrears as this is the most recent prior period for which tenant operating results are available to us from our tenants. We have not independently verified tenant operating data. (2) Same property occupancy includes those properties classified as same property for the three months ended June 30, 2021 for all periods presented. The Stratford Carmel, IN Overture at Plano 500 Coit Road Plano, TX

# Office Portfolio and Same Property - Results of Operations

DIVERSIFIED HEALTHCARE TRUST

**Three Months Ended June 30, 2021 and 2020**

## OFFICE PORTFOLIO - RESULTS OF OPERATIONS

*(dollars and sq. ft. in thousands)*

| | As of and For the Three Months Ended June 30, 2021 | | | As of and For the Three Months Ended June 30, 2020 | | |
|---|---|---|---|---|---|---|
| | Life Science | Medical Office | Total Office Portfolio | Life Science | Medical Office | Total Office Portfolio |
| Number of Buildings | 30 | 88 | 118 | 34 | 95 | 129 |
| Square Feet | 4,130 | 6,797 | 10,927 | 4,532 | 7,136 | 11,668 |
| Occupancy | 93.5 % | 89.5 % | 91.0 % | 93.7 % | 91.0 % | 92.0 % |
| Rental Income | $ 43,611 | $ 49,193 | $ 92,804 | $ 45,375 | $ 50,135 | $ 95,510 |
| NOI | $ 31,968 | $ 29,515 | $ 61,483 | $ 33,873 | $ 30,744 | $ 64,617 |
| Cash Basis NOI | $ 28,847 | $ 29,007 | $ 57,854 | $ 31,198 | $ 30,139 | $ 61,337 |
| NOI Margin % | 73.3 % | 60.0 % | 66.3 % | 74.7 % | 61.3 % | 67.7 % |
| Cash Basis NOI Margin % | 71.1 % | 59.4 % | 64.7 % | 72.9 % | 60.7 % | 66.4 % |
| NOI % Change | (5.6)% | (4.0)% | (4.9)% | | | |
| Cash Basis NOI % Change | (7.5)% | (3.8)% | (5.7)% | | | |

## OFFICE PORTFOLIO SAME PROPERTY - RESULTS OF OPERATIONS

*(dollars and sq. ft. in thousands)*

| | As of and For the Three Months Ended June 30, 2021 | | | As of and For the Three Months Ended June 30, 2020 | | |
|---|---|---|---|---|---|---|
| | Life Science | Medical Office | Total Office Portfolio | Life Science | Medical Office | Total Office Portfolio |
| Number of Buildings | 25 | 88 | 113 | 25 | 88 | 113 |
| Square Feet | 3,807 | 6,797 | 10,604 | 3,802 | 6,797 | 10,599 |
| Occupancy | 97.3 % | 89.5 % | 92.3 % | 97.5 % | 91.0 % | 93.4 % |
| Rental Income | $ 42,398 | $ 49,113 | $ 91,511 | $ 41,836 | $ 48,501 | $ 90,337 |
| NOI | $ 31,286 | $ 29,500 | $ 60,786 | $ 31,010 | $ 29,871 | $ 60,881 |
| Cash Basis NOI | $ 28,438 | $ 28,990 | $ 57,428 | $ 28,640 | $ 29,531 | $ 58,171 |
| NOI Margin % | 73.8 % | 60.1 % | 66.4 % | 74.1 % | 61.6 % | 67.4 % |
| Cash Basis NOI Margin % | 71.8 % | 59.5 % | 65.0 % | 72.4 % | 61.2 % | 66.2 % |
| NOI % Change | 0.9 % | (1.2)% | (0.2)% | | | |
| Cash Basis NOI % Change | (0.7)% | (1.8)% | (1.3)% | | | |

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Supplemental Q2 2021
29

# Office Portfolio and Same Property - Results of Operations (continued)

DIVERSIFIED HEALTHCARE TRUST

**Six Months Ended June 30, 2021 and 2020**

## OFFICE PORTFOLIO - RESULTS OF OPERATIONS

*(dollars and sq. ft. in thousands)*

| | As of and For the Six Months Ended June 30, 2021 | | | As of and For the Six Months Ended June 30, 2020 | | |
|---|---|---|---|---|---|---|
| | Life Science | Medical Office | Total Office Portfolio | Life Science | Medical Office | Total Office Portfolio |
| Number of Buildings | 30 | 88 | 118 | 34 | 95 | 129 |
| Square Feet | 4,130 | 6,797 | 10,927 | 4,532 | 7,136 | 11,668 |
| Occupancy | 93.5 % | 89.5 % | 91.0 % | 93.7 % | 91.0 % | 92.0 % |
| Rental Income | $ 87,626 | $ 98,501 | $ 186,127 | $ 92,005 | $ 102,275 | $ 194,280 |
| NOI | $ 64,056 | $ 59,457 | $ 123,513 | $ 68,285 | $ 62,396 | $ 130,681 |
| Cash Basis NOI | $ 57,888 | $ 58,892 | $ 116,780 | $ 62,879 | $ 61,431 | $ 124,310 |
| NOI Margin % | 73.1 % | 60.4 % | 66.4 % | 74.2 % | 61.0 % | 67.3 % |
| Cash Basis NOI Margin % | 70.9 % | 60.0 % | 65.0 % | 72.5 % | 60.5 % | 66.0 % |
| NOI % Change | (6.2)% | (4.7)% | (5.5)% | | | |
| Cash Basis NOI % Change | (7.9)% | (4.1)% | (6.1)% | | | |

## OFFICE PORTFOLIO SAME PROPERTY - RESULTS OF OPERATIONS

*(dollars and sq. ft. in thousands)*

| | As of and For the Six Months Ended June 30, 2021 | | | As of and For the Six Months Ended June 30, 2020 | | |
|---|---|---|---|---|---|---|
| | Life Science | Medical Office | Total Office Portfolio | Life Science | Medical Office | Total Office Portfolio |
| Number of Buildings | 25 | 88 | 113 | 25 | 88 | 113 |
| Square Feet | 3,807 | 6,797 | 10,604 | 3,802 | 6,797 | 10,599 |
| Occupancy | 97.3 % | 89.5 % | 92.3 % | 97.5 % | 91.0 % | 93.4 % |
| Rental Income | $ 84,229 | $ 97,895 | $ 182,124 | $ 84,576 | $ 98,492 | $ 183,068 |
| NOI | $ 61,767 | $ 59,140 | $ 120,907 | $ 62,308 | $ 60,431 | $ 122,739 |
| Cash Basis NOI | $ 56,219 | $ 58,563 | $ 114,782 | $ 57,520 | $ 59,857 | $ 117,377 |
| NOI Margin % | 73.3 % | 60.4 % | 66.4 % | 73.7 % | 61.4 % | 67.0 % |
| Cash Basis NOI Margin % | 71.3 % | 60.0 % | 65.1 % | 71.9 % | 61.0 % | 65.9 % |
| NOI % Change | (0.9)% | (2.1)% | (1.5)% | | | |
| Cash Basis NOI % Change | (2.3)% | (2.2)% | (2.2)% | | | |

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Supplemental Q2 2021 30

DIVERSIFIED HEALTHCARE TRUST

# Office Portfolio and Same Property - Results of Operations (continued)

**Trailing Five Quarters**

## OFFICE PORTFOLIO - RESULTS OF OPERATIONS

*(dollars and sq. ft. in thousands)*

| | As of and For the Three Months Ended | | | | |
|---|---|---|---|---|---|
| | 6/30/2021 | 3/31/2021 | 12/31/2020 | 9/30/2020 | 6/30/2020 |
| Number of Buildings | 118 | 122 | 123 | 126 | 129 |
| Square Feet | 10,927 | 11,190 | 11,282 | 11,573 | 11,668 |
| Occupancy | 91.0 % | 92.3 % | 91.4 % | 91.3 % | 92.0 % |
| Rental Income | $ 92,804 | $ 93,323 | $ 94,850 | $ 94,235 | $ 95,510 |
| NOI | $ 61,483 | $ 62,030 | $ 62,141 | $ 60,787 | $ 64,617 |
| Cash Basis NOI | $ 57,854 | $ 58,926 | $ 59,037 | $ 58,350 | $ 61,337 |
| NOI Margin % | 66.3 % | 66.5 % | 65.5 % | 64.5 % | 67.7 % |
| Cash Basis NOI Margin % | 64.7 % | 65.2 % | 64.2 % | 63.4 % | 66.4 % |
| Sequential NOI % Change | (0.9)% | (0.2)% | 2.2 % | (5.9)% | |
| Sequential Cash Basis NOI % Change | (1.8)% | (0.2)% | 1.2 % | (4.9)% | |
| Year Over Year NOI % Change | (4.9)% | | | | |
| Year Over Year Cash Basis NOI % Change | (5.7)% | | | | |

## OFFICE PORTFOLIO SAME PROPERTY - RESULTS OF OPERATIONS (1)

*(dollars and sq. ft. in thousands)*

| | As of and For the Three Months Ended | | | | |
|---|---|---|---|---|---|
| | 6/30/2021 | 3/31/2021 | 12/31/2020 | 9/30/2020 | 6/30/2020 |
| Number of Buildings | 113 | 113 | 113 | 113 | 113 |
| Square Feet | 10,604 | 10,604 | 10,604 | 10,599 | 10,599 |
| Occupancy | 92.3 % | 93.6 % | 93.7 % | 93.0 % | 93.4 % |
| Rental Income | $ 91,511 | $ 90,613 | $ 91,294 | $ 90,013 | $ 90,337 |
| NOI | $ 60,786 | $ 60,121 | $ 59,607 | $ 57,906 | $ 60,881 |
| Cash Basis NOI | $ 57,428 | $ 57,354 | $ 56,869 | $ 55,804 | $ 58,171 |
| NOI Margin % | 66.4 % | 66.3 % | 65.3 % | 64.3 % | 67.4 % |
| Cash Basis NOI Margin % | 65.0 % | 65.1 % | 64.1 % | 63.3 % | 66.2 % |
| Sequential NOI % Change | 1.1 % | 0.9 % | 2.9 % | (4.9)% | |
| Sequential Cash Basis NOI % Change | 0.1 % | 0.9 % | 1.9 % | (4.1)% | |
| Year Over Year NOI % Change | (0.2)% | | | | |
| Year Over Year Cash Basis NOI % Change | (1.3)% | | | | |

(1) Same property includes those properties classified as same property for the three months ended June 30, 2021 for all periods presented.

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Supplemental Q2 2021

31

DIVERSIFIED HEALTHCARE TRUST

# SHOP Segment and Same Property - Results of Operations

**Trailing Five Quarters**

## SHOP SEGMENT - RESULTS OF OPERATIONS

*(dollars in thousands, except average monthly rate)*

| | As of and For the Three Months Ended | | | | |
|---|---|---|---|---|---|
| | 6/30/2021 | 3/31/2021 | 12/31/2020 | 9/30/2020 | 6/30/2020 |
| Number of Properties | 235 | 235 | 235 | 239 | 241 |
| Number of Units | 25,423 | 26,963 | 26,969 | 28,232 | 28,348 |
| Occupancy | 70.9 % | 69.5 % | 72.2 % | 75.2 % | 78.7 % |
| Average Monthly Rate | $ 4,307 | $ 4,623 | $ 4,541 | $ 4,508 | $ 4,496 |
| Year Over Year Average Monthly Rate % Change | (4.2)% | | | | |
| Residents Fees and Services | $ 243,947 | $ 259,966 | $ 278,637 | $ 290,101 | $ 304,104 |
| Property Operating Expenses | (233,311) | (256,098) | (269,498) | (282,202) | (271,022) |
| NOI | $ 10,636 | $ 3,868 | $ 9,139 | $ 7,899 | $ 33,082 |
| NOI Margin % | 4.4 % | 1.5 % | 3.3 % | 2.7 % | 10.9 % |
| Sequential NOI % Change | 175.0 % | (57.7)% | 15.7 % | (76.1)% | |
| Year Over Year NOI % Change | (67.8)% | | | | |

## SHOP SEGMENT SAME PROPERTY - RESULTS OF OPERATIONS (1)

*(dollars in thousands, except average monthly rate)*

| | As of and For the Three Months Ended | | | | |
|---|---|---|---|---|---|
| | 6/30/2021 | 3/31/2021 | 12/31/2020 | 9/30/2020 | 6/30/2020 |
| Number of Properties | 228 | 228 | 228 | 228 | 228 |
| Number of Units | 25,423 | 25,423 | 25,423 | 25,423 | 25,423 |
| Occupancy | 71.0 % | 70.6 % | 73.8 % | 77.0 % | 80.7 % |
| Average Monthly Rate | $ 4,279 | $ 4,319 | $ 4,219 | $ 4,276 | $ 4,207 |
| Year Over Year Average Monthly Rate % Change | 1.7 % | | | | |
| Residents Fees and Services | $ 243,921 | $ 259,787 | $ 271,990 | $ 277,859 | $ 291,049 |
| Property Operating Expenses | (232,669) | (255,415) | (259,347) | (264,588) | (255,820) |
| NOI | $ 11,252 | $ 4,372 | $ 12,643 | $ 13,271 | $ 35,229 |
| NOI Margin % | 4.6 % | 1.7 % | 4.6 % | 4.8 % | 12.1 % |
| Sequential NOI % Change | 157.4 % | (65.4)% | (4.7)% | (62.3)% | |
| Year Over Year NOI % Change | (68.1)% | | | | |

(1) Same property includes those properties classified as same property for the three months ended June 30, 2021 for all periods presented.

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Supplemental Q2 2021

32

# SHOP Segment and Same Property - Five Star Retained and Operator Transition Communities Results of Operations

DIVERSIFIED HEALTHCARE TRUST

**Three Months Ended June 30, 2021 and 2020**

## SHOP SEGMENT - RESULTS OF OPERATIONS

*(dollars in thousands, except average monthly rate)*

| | As of and For the Three Months Ended June 30, 2021 | | | As of and For the Three Months Ended June 30, 2020 | | |
|---|---|---|---|---|---|---|
| | Five Star Retained Communities | Operator Transition Communities | Total SHOP Segment | Five Star Retained Communities | Operator Transition Communities | Total SHOP Segment |
| Number of Properties [1] | 120 | 115 | 235 | 126 | 115 | 241 |
| Number of Units | 17,898 | 7,525 | 25,423 | 20,245 | 8,103 | 28,348 |
| Occupancy | 72.7 % | 66.5 % | 70.9 % | 80.2 % | 74.8 % | 78.7 % |
| Average Monthly Rate | $ 4,058 | $ 4,957 | $ 4,307 | $ 4,376 | $ 4,816 | $ 4,496 |
| Average Monthly Rate % Change | (7.3)% | 2.9 % | (4.2)% | | | |
| Residents Fees and Services | $ 168,682 | $ 75,265 | $ 243,947 | $ 215,592 | $ 88,512 | $ 304,104 |
| Property Operating Expenses | (156,300) | (77,011) | (233,311) | (184,751) | (86,271) | (271,022) |
| NOI | $ 12,382 | $ (1,746) | $ 10,636 | $ 30,841 | $ 2,241 | $ 33,082 |
| NOI Margin % | 7.3 % | (2.3)% | 4.4 % | 14.3 % | 2.5 % | 10.9 % |
| NOI % Change | (59.9)% | (177.9)% | (67.8)% | | | |

## SHOP SEGMENT SAME PROPERTY - RESULTS OF OPERATIONS

*(dollars in thousands, except average monthly rate)*

| | As of and For the Three Months Ended June 30, 2021 | | | As of and For the Three Months Ended June 30, 2020 | | |
|---|---|---|---|---|---|---|
| | Five Star Retained Communities | Operator Transition Communities | Total SHOP Segment | Five Star Retained Communities | Operator Transition Communities | Total SHOP Segment |
| Number of Properties [1] | 120 | 108 | 228 | 120 | 108 | 228 |
| Number of Units | 17,898 | 7,525 | 25,423 | 17,898 | 7,525 | 25,423 |
| Occupancy | 72.9 % | 66.5 % | 71.0 % | 82.6 % | 76.2 % | 80.7 % |
| Average Monthly Rate | $ 4,018 | $ 4,957 | $ 4,279 | $ 3,952 | $ 4,859 | $ 4,207 |
| Average Monthly Rate % Change | 1.7 % | 2.0 % | 1.7 % | | | |
| Residents Fees and Services | $ 168,655 | $ 75,266 | $ 243,921 | $ 205,987 | $ 85,062 | $ 291,049 |
| Property Operating Expenses | (156,146) | (76,523) | (232,669) | (174,038) | (81,782) | (255,820) |
| NOI | $ 12,509 | $ (1,257) | $ 11,252 | $ 31,949 | $ 3,280 | $ 35,229 |
| NOI Margin % | 7.4 % | (1.7)% | 4.6 % | 15.5 % | 3.9 % | 12.1 % |
| NOI % Change | (60.8)% | (138.3)% | (68.1)% | | | |

(1) As of August 3, 2021, we had executed agreements with four new third party managers to transition 76 senior living communities. Of these 76 senior living communities, 41 have been transitioned to new third party managers.

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Supplemental Q2 2021 33

DIVERSIFIED HEALTHCARE TRUST

# SHOP Segment and Same Property - Five Star Retained and Operator Transition Communities Results of Operations

## Six Months Ended June 30, 2021 and 2020

### SHOP SEGMENT - RESULTS OF OPERATIONS

*(dollars in thousands, except average monthly rate)*

| | As of and For the Six Months Ended June 30, 2021 | | | As of and For the Six Months Ended June 30, 2020 | | |
|---|---|---|---|---|---|---|
| | Five Star Retained Communities | Operator Transition Communities | Total SHOP Segment | Five Star Retained Communities | Operator Transition Communities | Total SHOP Segment |
| Number of Properties (1) | 120 | 115 | 235 | 126 | 115 | 241 |
| Number of Units | 17,898 | 7,525 | 25,423 | 20,245 | 8,103 | 28,348 |
| Occupancy | 71.8 % | 66.1 % | 70.2 % | 82.2 % | 76.9 % | 80.7 % |
| Average Monthly Rate | $ 4,273 | $ 4,992 | $ 4,467 | $ 4,430 | $ 4,819 | $ 4,535 |
| Average Monthly Rate % Change | (3.5)% | 3.6 % | (1.5)% | | | |
| Residents Fees and Services | $ 354,149 | $ 149,764 | $ 503,913 | $ 453,815 | $ 182,258 | $ 636,073 |
| Property Operating Expenses | (331,119) | (158,290) | (489,409) | (382,925) | (171,976) | (554,901) |
| NOI | $ 23,030 | $ (8,526) | $ 14,504 | $ 70,890 | $ 10,282 | $ 81,172 |
| NOI Margin % | 6.5 % | (5.7)% | 2.9 % | 15.6 % | 5.6 % | 12.8 % |
| NOI % Change | (67.5)% | (182.9)% | (82.1)% | | | |

### SHOP SEGMENT SAME PROPERTY - RESULTS OF OPERATIONS

*(dollars in thousands, except average monthly rate)*

| | As of and For the Six Months Ended June 30, 2021 | | | As of and For the Six Months Ended June 30, 2020 | | |
|---|---|---|---|---|---|---|
| | Five Star Retained Communities | Operator Transition Communities | Total SHOP Segment | Five Star Retained Communities | Operator Transition Communities | Total SHOP Segment |
| Number of Properties (1) | 120 | 108 | 228 | 120 | 108 | 228 |
| Number of Units | 17,898 | 7,525 | 25,423 | 17,898 | 7,525 | 25,423 |
| Occupancy | 72.8 % | 66.1 % | 70.8 % | 84.3 % | 78.3 % | 82.5 % |
| Average Monthly Rate | $ 4,035 | $ 4,991 | $ 4,299 | $ 3,972 | $ 4,863 | $ 4,223 |
| Average Monthly Rate % Change | 1.6 % | 2.6 % | 1.8 % | | | |
| Residents Fees and Services | $ 353,972 | $ 149,736 | $ 503,708 | $ 428,262 | $ 175,088 | $ 603,350 |
| Property Operating Expenses | (330,922) | (157,162) | (488,084) | (354,742) | (163,039) | (517,781) |
| NOI | $ 23,050 | $ (7,426) | $ 15,624 | $ 73,520 | $ 12,049 | $ 85,569 |
| NOI Margin % | 6.5 % | (5.0)% | 3.1 % | 17.2 % | 6.9 % | 14.2 % |
| NOI % Change | (68.6)% | (161.6)% | (81.7)% | | | |

(1) As of August 3, 2021, we had executed agreements with four new third party managers to transition 76 senior living communities. Of these 76 senior living communities, 41 have been transitioned to new third party managers.

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Supplemental Q2 2021 34

# Office Portfolio Leasing Summary

DIVERSIFIED HEALTHCARE TRUST

*(dollars and sq. ft. in thousands, except per sq. ft. data)*

| | As of and For the Three Months Ended | | | | |
|---|---|---|---|---|---|
| | 6/30/2021 | 3/31/2021 | 12/31/2020 | 9/30/2020 | 6/30/2020 |
| Buildings | 118 | 122 | 123 | 126 | 129 |
| Total square feet | 10,927 | 11,190 | 11,282 | 11,573 | 11,668 |
| Occupancy | 91.0 % | 92.3 % | 91.4 % | 91.3 % | 92.0 % |
| **Leasing Activity (sq. ft.):** | | | | | |
| New leases | 65 | 152 | 113 | 67 | 8 |
| Renewals | 567 | 60 | 300 | 135 | 52 |
| Total | 632 | 212 | 413 | 202 | 60 |
| **Rental Rate on New and Renewed Leases per Sq. Ft.:** | | | | | |
| New leases | $ 45.63 | $ 66.99 | $ 25.10 | $ 42.62 | $ 36.78 |
| Renewals | $ 38.05 | $ 34.96 | $ 23.38 | $ 28.58 | $ 37.83 |
| Average net annual rent | $ 38.83 | $ 57.89 | $ 23.85 | $ 33.21 | $ 37.70 |
| **Leasing Costs and Concession Commitments:** | | | | | |
| New leases | $ 5,191 | $ 32,250 | $ 7,017 | $ 3,632 | $ 379 |
| Renewals | 21,241 | 558 | 2,794 | 1,331 | 343 |
| Total | $ 26,432 | $ 32,808 | $ 9,811 | $ 4,963 | $ 722 |
| **Leasing Costs and Concession Commitments per Sq. Ft.:** | | | | | |
| New leases | $ 80.38 | $ 211.93 | $ 62.00 | $ 54.57 | $ 50.17 |
| Renewals | $ 37.43 | $ 9.24 | $ 9.30 | $ 9.85 | $ 6.62 |
| All new and renewed leases | $ 41.82 | $ 154.32 | $ 23.73 | $ 24.60 | $ 12.16 |
| **Weighted Average Lease Term (years):** | | | | | |
| New leases | 9.3 | 11.0 | 7.5 | 8.8 | 7.2 |
| Renewals | 9.1 | 8.7 | 4.5 | 5.7 | 5.8 |
| All new and renewed leases | 9.1 | 10.6 | 5.4 | 7.0 | 6.0 |
| **Leasing Costs and Concession Commitments per Sq. Ft. per Year:** | | | | | |
| New leases | $ 8.60 | $ 19.31 | $ 8.30 | $ 6.20 | $ 7.01 |
| Renewals | $ 4.13 | $ 1.06 | $ 2.07 | $ 1.73 | $ 1.13 |
| All new and renewed leases | $ 4.60 | $ 14.57 | $ 4.43 | $ 3.51 | $ 2.02 |

The leasing summary on this page is based on leases entered into during the periods indicated.

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Supplemental Q2 2021

35

# Tenants Representing 1% Or More of Total Annualized Rental Income

DIVERSIFIED HEALTHCARE TRUST

**As of June 30, 2021**

*(dollars in thousands)*

| | Tenant | Facility Type | | Annualized Rental Income | % of Annualized Rental Income | Expiration |
|---|---|---|---|---|---|---|
| 1 | Vertex Pharmaceuticals Inc. (1) | Life science | $ | 97,385 | 21.6 % | 2028 |
| 2 | Cedars-Sinai Medical Center | Medical office | | 16,966 | 3.8 % | 2021 - 2031 |
| 3 | Advocate Aurora Health | Medical office | | 16,896 | 3.8 % | 2024 |
| 4 | Brookdale Senior Living, Inc. | Senior living | | 9,446 | 2.1 % | 2032 |
| 5 | Life Time Athletic | Wellness center | | 9,105 | 2.0 % | 2040 |
| 6 | HCA Holdings Inc. | Medical office | | 7,071 | 1.6 % | 2022 - 2029 |
| 7 | Surgalign Holdings, Inc. | Life science | | 6,694 | 1.5 % | 2034 |
| 8 | Medtronic, Inc. | Medical office | | 5,726 | 1.3 % | 2022 |
| 9 | IQVIA Holdings Inc. | Life science | | 5,365 | 1.2 % | 2023 |
| 10 | Stratford Retirement, LLC | Senior living | | 4,691 | 1.0 % | 2033 |
| 11 | Boston Children's Hospital | Medical office | | 4,535 | 1.0 % | 2028 |
| 12 | Oaks Senior Living, LLC | Senior living | | 4,523 | 1.0 % | 2024 - 2030 |
| | All Other Tenants (2) | | | 261,567 | 58.1 % | 2021 - 2036 |
| | Total Tenants | | $ | 449,970 | 100.0 % | |

(1) The life science property leased by this tenant is owned in a joint venture arrangement in which we own a 55% equity interest. Rental income presented includes 100% of rental income consistent with GAAP.

(2) Includes NOI for the three months ended June 30, 2021, annualized, from senior living communities in our SHOP segment.

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Supplemental Q2 2021

36

Supplemental Q2 2021 37 Office Portfolio Lease Expiration Schedule RETURN TO TABLE OF CONTENTS (dollars in thousands) As of June 30, 2021 Office Portfolio Annualized Rental Income Expiring Year Annualized Rental Income Percent of Total Annualized Rental Income Expiring Cumulative Percentage of Annualized Rental Income Expiring 2021 $ 13,008 3.5% 3.5% 2022 30,540 8.3% 11.8% 2023 18,959 5.2% 17.0% 2024 49,578 13.5% 30.5% 2025 24,360 6.6% 37.1% 2026 24,972 6.8% 43.9% 2027 14,354 3.9% 47.8% 2028 115,781 31.5% 79.3% 2029 12,671 3.5% 82.8% 2030 and thereafter 62,863 17.2% 100.0 % Total $ 367,086 100.0 % Average remaining lease term for our office portfolio (weighted by annualized rental income): 6.0 years Office Portfolio Square Feet with Leases Expiring Year Square Feet Percent of Total Square Feet Expiring Cumulative Percentage of Total Square Feet Expiring 2021 340,153 3.4% 3.4% 2022 1,220,308 12.3% 15.7% 2023 982,724 9.9% 25.6% 2024 1,787,991 18.0% 43.6% 2025 909,556 9.1% 52.7% 2026 775,788 7.8% 60.5% 2027 583,200 5.9% 66.4% 2028 1,471,488 14.8% 81.2% 2029 338,497 3.4% 84.6% 2030 and thereafter 1,533,087 15.4% 100.0 % Total 9,942,792 100.0 % Muse at Torrey Pines San Diego, CA

Supplemental Q2 2021 38 Non-Segment Annualized Rental Income Expiring Year Number of Properties Number of Units or Square Feet Annualized Rental Income Percent of Total Annualized Rental Income Expiring Cumulative Percentage of Annualized Rental Income Expiring 2021 — — $ — — % — % 2022 — — — — % — % 2023 — — — — % — % 2024 2 180 units 2,885 7.2% 7.2% 2025 — — — — % 7.2% 2026 — — — — % 7.2% 2027 4 534 units 4,332 10.7% 17.9% 2028 6 354,000 sq. ft. 4,200 10.4% 28.3% 2029 1 155 units 547 1.4% 29.7% 2030 and thereafter 26 1,458 units and 458,000 sq. ft. 28,376 70.3% 100.0 % Total 39 $ 40,340 100.0 % Non-Segment Lease Expiration Schedule As of June 30, 2021 (dollars in thousands) RETURN TO TABLE OF CONTENTS

Supplemental Q2 2021 39 Non-GAAP Financial Measures We present certain "non-GAAP financial measures" within the meaning of applicable rules of the SEC, including net operating income, or NOI, Cash Basis NOI, same property NOI, same property Cash Basis NOI, earnings before interest, income tax, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDAre, Adjusted EBITDAre, funds from operations attributable to common shareholders, or FFO attributable to common shareholders, and normalized funds from operations attributable to common shareholders, or Normalized FFO attributable to common shareholders. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss) or net income (loss) attributable to common shareholders as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income (loss) and net income (loss) attributable to common shareholders as presented in our condensed consolidated statements of income (loss). We consider these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net income (loss) and net income (loss) attributable to common shareholders. We believe these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization, they may facilitate a comparison of our operating performance between periods and with other REITs and, in the case of NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI, reflecting only those income and expense items that are generated and incurred at the property level may help both investors and management to understand the operations of our properties. NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI The calculations of NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI exclude certain components of net income (loss) in order to provide results that are more closely related to our property level results of operations. We calculate NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI as shown on pages 16 through 22. We define NOI as income from our real estate less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions that we record as depreciation and amortization. We define Cash Basis NOI as NOI excluding non-cash straight line rent adjustments, lease value amortization, lease termination fee amortization, if any, and non-cash amortization included in property operating expenses. We calculate same property NOI and same property Cash Basis NOI in the same manner that we calculate the corresponding NOI and Cash Basis NOI amounts, except that we only include same properties in calculating same property NOI and same property Cash Basis NOI. We use NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI to evaluate individual and company wide property level performance. Other real estate companies and REITs may calculate NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI differently than we do. EBITDA, EBITDAre and Adjusted EBITDAre We calculate EBITDA, EBITDAre and Adjusted EBITDAre as shown on page 23. EBITDAre is calculated on the basis defined by the National Association of Real Estate Investment Trusts, or Nareit, which is EBITDA, excluding gains or losses on the sale of properties, impairment of assets, if any, including adjustments to reflect our proportionate share of EBITDAre of our equity method investment in Five Star, as well as certain other adjustments currently not applicable to us. In calculating Adjusted EBITDAre, we adjust for the items shown on page 23. Other real estate companies and REITs may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than we do. FFO and Normalized FFO Attributable to Common Shareholders We calculate FFO attributable to common shareholders and Normalized FFO attributable to common shareholders as shown on page 24. FFO attributable to common shareholders is calculated on the basis defined by Nareit, which is net income (loss) attributable to common shareholders, calculated in accordance with GAAP, excluding any gain or loss on sale of properties, loss on impairment of real estate assets and gains or losses on equity securities, net, if any, including adjustments to reflect our proportionate share of FFO of our equity method investment in Five Star, plus real estate depreciation and amortization and minus FFO adjustments attributable to noncontrolling interest, as well as certain other adjustments currently not applicable to us. In calculating Normalized FFO attributable to common shareholders, we adjust for the items shown on page 24. FFO attributable to common shareholders and Normalized FFO attributable to common shareholders are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to maintain our qualification for taxation as a REIT, limitations in the agreements governing our debt, the availability to us of debt and equity capital, our expectation of our future capital requirements and operating performance, and our expected needs for and availability of cash to pay our obligations. Other real estate companies and REITs may calculate FFO attributable to common shareholders and Normalized FFO attributable to common shareholders differently than we do. Non-GAAP Financial Measures and Certain Definitions RETURN TO TABLE OF CONTENTS

Supplemental Q2 2021 40 Adjusted total assets Adjusted total assets is the original cost of real estate assets calculated in accordance with GAAP before depreciation and after impairment write downs, if any, and excludes accounts receivable and intangible assets. Annualized dividend yield Annualized dividend yield is the annualized dividend declared during the applicable period divided by the closing price of DHC's common shares on The Nasdaq Stock Market LLC at the end of the relevant period. Annualized rental income Annualized rental income is based on rents pursuant to existing leases as of June 30, 2021. Annualized rental income includes estimated percentage rents, straight line rent adjustments and estimated recurring expense reimbursements for certain net and modified gross leases; excludes lease value amortization at certain of our medical office and life science properties and wellness centers. Annualized rental income amounts for our medical office and life science properties also include 100% of rental income as reported under GAAP from the life science property owned in a joint venture arrangement in which we own a 55% equity interest. Average monthly rate Average monthly rate is calculated by taking the average daily rate, which is defined as total residents fees and services divided by occupied units during the period, and multiplying it by 30 days. Building improvements Building improvements generally include expenditures to replace obsolete building components that extend the useful life of existing assets or other improvements to increase the marketability of the property. Cash basis NOI margin % Cash basis NOI margin % is defined as cash basis NOI as a percentage of cash basis rental income. Cash basis rental income excludes non-cash straight line rent adjustments, lease value amortization and lease termination fee amortization, if any. Consolidated income available for debt service Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, loss on asset impairment, gains or losses on equity securities, gains or losses on sales of properties and early extinguishment of debt, determined together with debt service for the applicable period. Development, redevelopment and other activities Development, redevelopment and other activities generally include capital expenditures that reposition a property or result in new sources of revenue. From time to time we invest in revenue producing capital improvements at certain of our triple net leased senior living communities. As a result, annual rents payable to us increase pursuant to the terms of the applicable leases. These capital improvements are not included in our development, redevelopment and other activities. Estimated completion date Estimated completion date can depend on various factors, including when lease agreements are signed with tenants. Therefore, the actual completion date may vary. Estimated project costs Estimated project costs include estimated leasing capital up to stabilization. Five Star retained communities Five Star retained communities are the 120 senior living communities in our SHOP segment that Five Star will continue to manage pursuant to our June 2021 amended management agreements with Five Star. GAAP GAAP is U.S. generally accepted accounting principles. Non-GAAP Financial Measures and Certain Definitions (Continued) RETURN TO TABLE OF CONTENTS

Supplemental Q2 2021 41 Gross book value of real estate assets Gross book value of real estate assets is real estate assets at cost plus certain acquisition costs, before depreciation and purchase price allocations, less impairment writedowns, if any. Gross purchase price Gross purchase price includes assumed debt, if any, and excludes acquisition costs and purchase price allocation adjustments, if any. Gross sales price Gross sales price excludes closing costs. Incurrence covenants Incurrence covenants are financial covenants which we are required to comply with in order to incur additional debt under our revolving credit facility and the indentures governing our senior unsecured notes. Interest rate Interest rate includes the effect of mark to market accounting for certain assumed mortgages and premiums and discounts on certain mortgages and unsecured notes. Excludes effects of debt issuance costs and the 30 basis points facility fee on our revolving credit facility. Investment per square foot or unit Investment per square foot or unit represents gross book value of real estate assets divided by number of rentable square feet or living units, as applicable, at June 30, 2021. Lease related costs Lease related costs generally include capital expenditures to improve tenants’ space or amounts paid directly to tenants to improve their space and leasing related costs, such as brokerage commissions and tenant inducements. Leasing costs and concession commitments Leasing costs and concession commitments include commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent. Maintenance covenant Our maintenance covenant is a financial covenant which we are required to comply with on a quarterly basis pursuant to the indentures governing our senior unsecured notes. Net debt Net debt is total debt less cash. NOI margin % NOI margin % is defined as NOI as a percentage of rental income or residents fees and services, as appropriate. Non-Segment Non-Segment operations consists of triple net leased senior living communities that are leased to third party operators and wellness centers, and any other income or expenses that are not attributable to a specific reporting segment. Occupancy Occupancy for our Office Portfolio is presented as of the end of the period shown; occupancy for our SHOP segment and other tenants is presented for the duration of the period shown, or the most recent prior period of equivalent length for which tenant and manager operating results are available to us. Excludes data for our wellness centers. Life science and medical office occupancy data includes (i) out of service assets undergoing redevelopment, (ii) space which is leased but is not occupied or is being offered for sublease by tenants and (iii) space being fitted out for occupancy. Other triple net leased senior living communities occupancy excludes data for periods prior to our ownership of certain properties, as well as properties sold or classified as held for sale, or for which there was a transfer of operations during the periods presented. Non-GAAP Financial Measures and Certain Definitions (Continued) RETURN TO TABLE OF CONTENTS

Supplemental Q2 2021 42 Office Portfolio Office Portfolio consists of medical office properties leased to medical providers and other medical related businesses, as well as life science properties leased to biotech laboratories and other similar tenants. Our medical office and life science property leases include some triple net leases where, in addition to paying fixed rents, the tenants assume the obligation to operate and maintain the properties at their expense, and some net and modified gross leases where we are responsible for the operation and maintenance of the properties and we charge tenants for some or all of the property operating costs. A small percentage of our medical office and life science property leases are full-service leases where we receive fixed rent from our tenants and no reimbursement for our property operating costs. Operator transition communities Operator transition communities are senior living communities in our SHOP segment managed by Five Star for the periods presented, which have been or will be transitioned to other third party managers pursuant to the amendments to our management arrangements with Five Star in June 2021. As of August 3, 2021, we had executed agreements with four new third party managers to transition 76 senior living communities. Of these 76 senior living communities, 41 have been transitioned to new third party managers. Principal balance Principal balances are the amounts stated in the contracts. In accordance with GAAP, our carrying values and recorded interest expense may be different because of market conditions at the time we assumed certain of these debts. The principal balance of our revolving credit facility includes amounts outstanding as of the date presented. Rent coverage Rent coverage is calculated as operating cash flows from our tenants' facility operations of our properties, before subordinated charges, if any, divided by rent payable to us. Excludes data for periods prior to our ownership of certain properties, as well as properties sold or classified as held for sale, or for which there was a transfer of operations from one operator to another during the periods presented. Same Property For the three months ended June 30, 2021, same property consists of properties owned, in service and operated by the same operator continuously since April 1, 2020, including the life science property owned in a joint venture arrangement in which we own a 55% equity interest; excludes properties classified as held for sale, closed or out of service undergoing redevelopment, if any. For the six months ended June 30, 2021, same property consists of properties owned, in service and operated by the same operator continuously since January 1, 2020, including the life science property owned in a joint venture arrangement in which we own a 55% equity interest; excludes properties classified as held for sale, closed or out of service undergoing redevelopment, if any. SHOP SHOP, or Senior Housing Operating Portfolio, consists of senior living communities managed by Five Star that provide short term and long term residential living and in some cases care and other services for residents where we pay fees to the manager to operate the communities. Properties in this segment include independent living communities, assisted living communities, active adult rental communities and SNFs. SNF SNF is a skilled nursing facility. Square feet Square feet measurements are subject to modest changes when space is periodically remeasured or reconfigured for new tenants. Square feet for prior periods exclude space remeasurements made subsequent to those periods. Includes data from the life science property owned in a joint venture arrangement in which we own a 55% equity interest. Total gross assets Total gross assets is total assets plus accumulated depreciation. Total unencumbered assets Total unencumbered assets is the original cost of real estate assets not encumbered by mortgage debt calculated in accordance with GAAP before depreciation and after impairment write downs, if any, and exclude accounts receivable and intangible assets. Triple net leased senior living communities Triple net leased senior living communities include independent and assisted living communities and SNFs. Unit count Unit count is by the type of living units at our senior living communities within our SHOP segment. Weighted average lease term Weighted average lease term is weighted based on annualized rental income pursuant to existing leases as of June 30, 2021. Non-GAAP Financial Measures and Certain Definitions (Continued) RETURN TO TABLE OF CONTENTS

Supplemental Q2 2021 43 This presentation of supplemental operating and financial data may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements. Forward- looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond our control. For example: • The results of operations for the 108 senior living communities being transitioned may not improve under the management of new managers as a result of the transition as we currently expect, and the results of operations of any or all of our senior living communities may decline, including for reasons beyond our, the new managers’ or Five Star’s control. This may also imply that we will successfully complete these transitions on the timing we expect. However, these transitions are subject to various matters and the timing may be delayed or some or all of the transitions may not occur. • We may be unable to identify new managers for the 32 remaining senior living communities to be transitioned from Five Star that we believe are sufficiently qualified or may be unable to reach agreement with any such managers on management terms before year end 2021 or at all, and any agreement we may reach with any such managers may not be on the terms we currently expect or desire, and may not be equal to or more favorable to us than the terms of our current management arrangements with Five Star, and further, these transitions may not be successful and the managers may not be able to manage our senior living communities profitably or increase our returns. The information contained in our filings with the SEC, including under “Risk Factors” in our periodic reports, or incorporated therein, identifies important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon forward-looking statements. Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. Warning Concerning Forward-Looking Statements RETURN TO TABLE OF CONTENTS